===============================================================================
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                                               \        OMB APPROVAL          \
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                                               \  OMB Number:      3235-0059  \
                                               \  Expires:  January 31, 2002  \
                                               \  Estimated average burden    \
                                               \  hours per response....13.12 \
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               SCANSOURCE, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                               SCANSOURCE, INC.
                                 6 Logue Court
                       Greenville, South Carolina 29615



                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held December 7, 2000



     The Annual Meeting of Shareholders of ScanSource, Inc. will be held at the GSP Airport Marriott, 1 Parkway East, Greenville, South Carolina on Thursday, December 7, 2000, at 10:00 a.m., for the following purposes:

     (1) To elect four members to the Board of Directors;

     (2) To ratify the appointment of the Company's independent auditors; and

     (3) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only shareholders whose names appeared of record on the books of the Company at the close of business on October 18, 2000 will be entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof.

     You are cordially invited and urged to attend the Annual Meeting in person, but if you are unable to do so, please date, sign and promptly return the enclosed proxy card in the enclosed postage paid envelope. If you attend the Annual Meeting and desire to revoke your proxy and vote in person, you may do so. In any event, you remain entitled to revoke your proxy at any time before it is exercised.



                             Steven H. Owings
                             Chairman of the Board



October 24, 2000

                               SCANSOURCE, INC.
                                 6 Logue Court
                       Greenville, South Carolina 29615

                                PROXY STATEMENT

General

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ScanSource, Inc. (the "Company") to be used in voting at the Annual Meeting of Shareholders of the Company to be held at the GSP Airport Marriott, 1 Parkway East, Greenville, South Carolina on Thursday, December 7, 2000, at 10:00 a.m., and at any adjournments thereof. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders commencing on or about October 26, 2000.

     Any shareholder who executes the form of proxy referred to in this Proxy Statement may revoke it at any time before it is exercised. The proxy may be revoked by either giving written notice to the Secretary of the Company of such revocation, or by executing and delivering to the Secretary of the Company a proxy bearing a later date. The voting of such proxy will be suspended if the shareholder executing the proxy attends the Annual Meeting and elects to vote in person. Whether or not you plan to attend, you are urged to sign and return the enclosed proxy.

     The cost of preparing, assembling and mailing this Proxy Statement and the form of proxy will be borne by the Company. Directors, officers and employees of the Company may also solicit proxies personally or by mail, telephone or telegram. No compensation will be paid for such solicitations. In addition, the Company will bear the reasonable expenses of brokerage houses and other custodians, nominees and fiduciaries who, at the request of the Company, may send proxies and proxy solicitation material to their clients and principals.

Voting Securities Outstanding

     The Board of Directors has fixed the close of business on October 18, 2000 as the record date and time for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof. As of such date, 5,697,024 shares of the Company's no par value common stock (the "Common Stock") were outstanding. All of such shares are eligible to be voted on each matter currently scheduled to come before the Annual Meeting, and no other outstanding shares of capital stock of the Company are eligible to be voted at the Annual Meeting. Cumulative voting for the election of directors is not available under the Company's Articles of Incorporation. Consequently, each eligible share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. Except for the election of directors, for each matter specified in this Proxy Statement to be submitted for shareholder approval at the Annual Meeting, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and therefore will have the effect of a vote against any matter requiring the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting. Broker non-votes will be considered shares present but not entitled to vote and therefore will have no effect on the outcome of the vote. A broker non-vote occurs when a broker or other nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     The Bylaws of the Company provide that the presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting and at any adjournments thereof. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining if a quorum is present at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the chairman of the meeting or the shareholders holding a majority of the shares of Common Stock entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time without notice, other than an announcement at the meeting, until a quorum is present or represented. Directors, officers and employees of the Company may solicit proxies for the reconvened meeting in person or by mail, telephone or telegram. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled.


                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

     Four directors are to be elected at the Annual Meeting. Pursuant to the authority granted to it by the Company's Bylaws, the Board of Directors has set the size of the Board of Directors at five members. A vacancy currently exists on the Board of Directors, which the Board of Directors has indicated it does not expect to have filled at the Annual Meeting. Consequently, immediately following the Annual Meeting, the Board of Directors will continue to consist of four members. Pursuant to the Company's Bylaws and applicable South Carolina corporate law, the four directors who will serve following the Annual Meeting may elect a director to fill the vacancy that will exist on the Board of Directors.

     The Board of Directors has recommended each of the four existing members of the Board of Directors as the four nominees for election as directors at the Annual Meeting to serve until the next annual meeting of shareholders or until their respective successors shall have been elected and shall have qualified. The following are the Company's nominees for election as directors at the Annual
Meeting:  Michael L. Baur, Steven R. Fischer, James G. Foody and Steven H.
Owings.

     In accordance with the Bylaws of the Company, those nominees receiving the greatest number of votes cast (although not necessarily a majority of the votes cast) will be elected to the Board of Directors. Abstentions and shares held in street name that are not voted in the election of directors will not be included in determining the number of votes cast in the election of directors. The proxies solicited for the Annual Meeting cannot be voted for a greater number of persons than four, the number of nominees named. Cumulative voting in the election of directors is not permitted by the Company's Articles of Incorporation. If any nominee shall become unavailable for any reason, the persons named in the form of proxy shall vote for a substitute nominee or vote to reduce the number of directors to be elected as directed by the Board of Directors. The Board of Directors has no reason to believe that any of the four nominees listed above will not be available for election as a director.

     THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES SET FORTH ABOVE.


                                 PROPOSAL TWO

                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors, upon recommendation of the Audit Committee, has appointed the firm of Deloitte & Touche LLP, certified public accountants, as independent auditors to make an examination of the accounts of the Company for the fiscal year ending June 30, 2001. If the shareholders do not ratify this appointment, other certified public accountants will be considered by the Board of Directors upon recommendation of the Audit Committee.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE APPOINTMENT OF DELOITTE & TOUCHE LLP. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

     A representative of Deloitte & Touche LLP is expected to be in attendance at the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions. A representative of KPMG

LLP is expected to be in attendance at the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions.


                       CHANGES IN CERTIFYING ACCOUNTANT

     On October 19, 2000, the Company notified KPMG LLP that it would not be retained by the Company to perform the audit of the financial statements of the Company for the fiscal year ending June 30, 2001. KPMG LLP had served as the Company's principal independent accountants for the fiscal years ended June 30, 2000 and 1999. The decision not to retain KPMG LLP was approved by the Audit Committee of the Board of Directors of the Company and, upon recommendation by that committee, was approved by the full Board of Directors on October 19, 2000.

     In connection with the audits of the financial statements of the Company for the fiscal years ended June 30, 2000 and 1999, the Company had no disagreement with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference to such disagreement in their report for such periods.

     The audit reports of KPMG LLP on the financial statements of the Company for the fiscal years ended June 30, 2000 and 1999 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. KPMG LLP was provided with a copy of the above disclosures and was requested to furnish us with a letter addressed to the Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. KPMG LLP's letter was filed as an exhibit to our report on Form 8-K dated October 19, 2000.

     On October 19, 2000, the Audit Committee of the Board of Directors of the Company approved, and, upon recommendation by that committee, the Board of Directors of the Company approved, the engagement of the accounting firm of Deloitte & Touche LLP as independent accountants to audit the Company's financial statements for the fiscal year ending June 30, 2001. As of October 19, 2000, the Company has not on any prior occasions consulted with Deloitte & Touche LLP regarding any of the matters set forth in Item 304(a)(2) of Regulation S-K.

                                OTHER BUSINESS

     The Board of Directors of the Company knows of no other matter to come before the Annual Meeting. However, if any matter requiring a vote of the shareholders should be duly presented for a vote, then the persons named in the enclosed form of proxy intend to vote such proxy in accordance with their best judgment.

                       PROPOSALS FOR 2001 ANNUAL MEETING

     Shareholder proposals intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company by June 26, 2001 for possible inclusion in the proxy material relating to such meeting.


                                  MANAGEMENT

Executive Officers and Directors

     The following sets forth certain information regarding the Company's executive officers and directors:

     Steven H. Owings, 47, has served as Chairman of the Board of Directors of the Company since its inception in December 1992, and was Chief Executive Officer of the Company from December 1992 until January 2000. From 1991 to 1992 Mr. Owings served as Chairman of the Board, Chief Executive Officer and the sole shareholder of Argent Technologies, Inc. ("Argent"), a personal computer manufacturer. From 1983 to 1991 Mr. Owings held various positions with Gates/FA Distributing, Inc. and its predecessors ("Gates"), including serving as President from December 1987 until December 1990, Chief Executive Officer from December 1987 to December 1991, and Chairman of the Board of Directors from December 1990 to December 1991. From December 1987 to September 1994 Mr. Owings served as a director of Gates. From July 1996 to April 1997, he served as a director of Globelle Corporation, an international distributor of personal computer products.

     Michael L. Baur, 43, has served as Chief Executive Officer of the Company since January 2000, President of the Company since its inception in December 1992, and as a director since December 1995. Prior to joining the Company, from April 1991 to November 1992, Mr. Baur served in various positions at Argent, including President and General Manager. In September 1989, Mr. Baur joined Gates as Product Manager and served as Merchandising Director from February 1990 to March 1991.

     Jeffery A. Bryson, 40, has served as Chief Financial Officer and Treasurer of the Company since December 1993. Prior to joining the Company, from 1990 to 1993, Mr. Bryson served as a senior manager with the accounting firm of KPMG LLP, where he was employed for more than seven years. Mr. Bryson is a certified public accountant.

     Robert S. McLain, Jr., 40, has served as the Company's Vice President of Marketing since September 1997. Prior to joining the Company, from July 1995 to September 1997, Mr. McLain served as President of Transition Marketing, Inc., a majority-owned subsidiary of the Company. From July 1993 to June 1995, Mr. McLain was Director of Marketing with Gates, and from July 1991 to June 1993 he was a senior account executive with a broadcasting firm in Greenville, South Carolina.

     Steven R. Fischer, 55, has served as a director of the Company since December 1995. Mr. Fischer has served Transamerica Business Credit Corporation as President since September 2000, as Executive Vice President and Division Manager since October 1997 and as Senior Vice President and Regional Manager since March 1992. From February 1981 to March 1992, Mr. Fischer served as Vice President and Regional Manager of Citibank, N.A.

     James G. Foody, 70, has served as a director of the Company since December 1995. Mr. Foody has served as a business consultant in Greenville, South Carolina since October 1990. Prior to that time, he served as a partner in the accounting firm of Ernst & Young LLP.

Board Meetings and Committees

     The Board of Directors of the Company met or acted by written consent a total of eleven times during the Company's fiscal year ended June 30, 2000. No director attended fewer than 75% of the total of such meetings and the meetings of the committees upon which he served.

     Pursuant to the Bylaws of the Company, the Board of Directors has established an Audit Committee and a Compensation Committee. The Board of Directors has not established a committee performing the functions traditionally performed by a Nominating Committee. Such functions are currently performed by the Board of Directors acting as a whole.

     The Audit Committee is composed of Messrs. Fischer and Foody. The functions of the Audit Committee include recommending to the Board of Directors the retention of independent auditors, reviewing the scope of the annual audit undertaken by the Company's independent auditors and the progress and results of their work, and reviewing the financial statements of the Company and its internal accounting and auditing procedures. No directors of the Company who are also executive officers may serve on the Audit Committee. This committee met or acted by written consent four times during the fiscal year ended June 30, 2000.

     The Compensation Committee is composed of Messrs. Fischer and Foody. The functions of the Compensation Committee include reviewing and approving executive compensation policies and practices, reviewing salaries and bonuses for certain officers of the Company, administering the Company's stock option plans, and considering such other matters as may from time to time be referred to the Compensation Committee by the Board of Directors. No directors of the Company who are also executive officers of the Company participate in deliberations of such committee concerning the compensation of such executive
officers.   This committee met or acted by written consent four times during the fiscal year ended June 30, 2000.

Executive Compensation

     The following table sets forth the cash compensation earned by the Company's Chairman of the Board, Chief Executive Officer and President, Chief Financial Officer and Treasurer, and Vice President-Marketing (the "Named Executive Officers") for the fiscal years ended June 30 in each of 2000, 1999 and 1998.

                          Summary Compensation Table

                                                                                         Long-Term
                                                  Annual Compensation                   Compensation
                                            --------------------------------        ----------------------
                                                                                           Awards
                                                                                    ----------------------
                                            Fiscal                                  Securities  Underlying
   Name and Principal Position               Year        Salary      Bonus                  Options
--------------------------------            ------      --------    --------        ----------------------
Steven H. Owings.......................     2000        $200,000    $250,198                 17,500
  Chairman of the Board                     1999          96,000     103,733                 30,000
                                            1998          96,000      58,419                 20,000

Michael L. Baur........................     2000         125,000     455,586                 25,000
  Chief Executive Officer and President     1999          87,000     272,129                 55,000
                                            1998          87,000     166,497                 25,000*

Jeffery A. Bryson......................     2000          90,000     182,827                 15,000
  Chief Financial Officer and Treasurer     1999          80,000     115,383                 35,000
                                            1998          63,158      77,669                 15,000*

Robert S. McLain, Jr...................     2000         100,000      47,251                  5,000
  Vice President - Marketing                1999         100,000      33,276                  4,500
                                            1998          96,174      27,837                   -0-


* These stock options were cancelled by the Company on September 1, 1998.

Option Grants

     The following table sets forth information with respect to the stock options granted to the Named Executive Officers during the fiscal year ended June 30, 2000.

                       Option Grants In Last Fiscal Year



                                                  Individual Grants                                   Potential Realizable Value at
                          -------------------------------------------------------------------             Assumed Annual Rates of
                          Number of                                                                                Stock
                          Securities        Percent of Total                                               Price Appreciation for
                          Underlying       Options Granted to                                                    Option Term
                           Options           Employees in           Exercise      Expiration          -----------------------------
Name                       Granted            Fiscal Year            Price          Date                  5%                10%
----                      ----------       ------------------       --------      ----------          -----------------------------
Steven H. Owings.......     17,500                11.5%              $33.625          12/09              $370,050        $  937,800

Michael L. Baur........     25,000                16.4                33.625          12/09               528,650         1,339,750

Jeffery A. Bryson......     15,000                 9.8                33.625          12/09               317,200           803,850

Robert S. McLain, Jr...      5,000                 3.3                33.625          12/09               105,750           267,950


Option Exercises and Fiscal Year-End Option Values

     The following table sets forth certain information with respect to stock options exercised by the Named Executive Officers during the fiscal year ended June 30, 2000, and the number and value of unexercised stock options held by each of the Named Executive Officers at June 30, 2000.

 Aggregated Option Exercises in Fiscal 2000 and Fiscal Year-End Option Values


                                                      Number of Securities Underlying            Value of Unexercised
                                                          Unexercised Options at                In-the-Money Options at
                                                             Fiscal Year-End                       Fiscal Year-End(1)
                                                      -------------------------------       --------------------------------
                             Shares
                            Acquired       Value
Name                       On Exercise    Realized    Exercisable        Unexercisable       Exercisable      Unexercisable
----                       -----------    --------    -----------        -------------       -----------      --------------
Steven H. Owings........       -0-        $   -0-       130,832             44,168           $2,969,244          $667,319
Michael L. Baur.........     10,000        430,000 (2)   94,333             61,667            2,476,034           974,591
Jeffery A. Bryson.......      2,500         74,213 (3)   31,766             38,334              778,506           614,181
Robert S. McLain, Jr....       -0-            -0-        21,499              8,001              599,269            94,856

________________
(1) Based on a per share price of $38.875, the closing price of the Common Stock as reported on The Nasdaq National Market on June 30, 2000, the last trading day of the fiscal year.
(2) The amount realized is based on a per share price of $47.75, the price of the Common Stock as reported on The Nasdaq National Market on the day of exercise.
(3) The amount realized is based on a per share price of $35.375 with respect to the exercise of 1,500 shares, and a per share price of $43.25 with respect to the exercise of 1,000 shares, which prices were the prices of the Common Stock as reported on The Nasdaq National Market on the respective dates of exercise.


Employment Agreements

     Effective July 1, 1999, and for a term extending through June 30, 2002, the Company entered into employment agreements with each of Steven H. Owings, Michael L. Baur and Jeffery A. Bryson. These agreements provide for annual salaries of $200,000, $125,000 and $90,000 for Messrs. Owings, Baur and Bryson, respectively, plus incentive bonuses based upon a percentage of the Company's operating income. The agreements also include non-competition provisions for two years following the expiration of the agreements or the earlier termination of employment.

Compensation of Directors

     All directors are reimbursed for their expenses incurred in connection with the performance of their services as directors. In addition, directors who are not otherwise compensated as officers of the Company receive a fee of $1,000 per calendar quarter for their service on the Board of Directors. Subject to approval of the Company's Non-Employee Director Stock Option Plan (the "Director Plan") at the Annual Meeting, directors will also be eligible to be granted on an annual basis ten-year options to purchase 5,000 shares of Common Stock under the terms of the Director Plan. Grants of options under the Director Plan are automatic and are made each year to each non-employee director. The exercise price of all options so granted is the fair market value of the Common Stock on the date of grant. Options granted under the Director Plan are exercisable beginning six months after the option is granted. Options may be exercised only during the period in which the option holder remains a director of the Company and for one year thereafter, unless the director's membership on the Board of Directors is terminated for cause, in which case all options granted to such director expire upon such termination.

     On December 3, 1999, the day following the 1999 Annual Meeting of Shareholders, automatic grants of options for the purchase of 5,000 shares of Common Stock pursuant to the Company's Non-Employee Director Stock Option

Plan were made to each of Messrs. Fischer and Foody, the two non-employee directors. No other compensation was paid or awarded during the fiscal year ended June 30, 2000 to any director for service on the Board of Directors.

Compensation Committee Interlocks and Insider Participation

     During the fiscal year ended June 30, 2000, matters of executive compensation were decided by the Compensation Committee of the Board of Directors. The Compensation Committee is currently composed of Messrs. Fischer and Foody.

Compensation Committee Report on Executive Compensation

     The compensation of the Company's executive officers is generally determined by the Compensation Committee of the Board of Directors. The following report with respect to certain compensation paid or awarded to the Company's executive officers during the fiscal year ended June 30, 2000 is furnished by the directors who comprise the Compensation Committee.

     General Policies. The Company's compensation program is intended to enable the Company to attract, motivate, reward and retain the management talent to achieve corporate objectives, and thereby increase shareholder value. It is the Company's policy to provide incentives to senior management to achieve both short-term and long-term objectives. To attain these objectives, the Company's executive compensation program is composed of a base salary and bonus, which is generally established for the Named Executive Officers in an employment agreement.

     Base Salary. Base salaries for each of the Named Executive Officers as established in his employment agreement are determined by a subjective assessment of the executive officer's performance, in light of the officer's responsibilities and position with the Company and the Company's performance during prior periods. In evaluating overall Company performance, the primary focus is upon financial performance for the relevant annual period measured by operating income. Base salaries are reviewed periodically and from time to time by the Compensation Committee and adjusted appropriately.

     Incentive Compensation. Incentive compensation for each of the Named Executive Officers is established in his employment agreement as a percentage of the Company's operating income. Incentive compensation is reviewed periodically and from time to time by the Compensation Committee and adjusted accordingly.

     Stock Options. Executive compensation includes the grant of stock options in order to more closely align the interests of the executive with the long-term interests of the shareholders.

     Chief Executive Officer Compensation. Michael L. Baur is an original founder of the ScanSource concept and has devoted his career to this concept since the inception of the Company in December 1992. The Compensation Committee believes that Mr. Baur's entrepreneurial drive, dedication, commitment and knowledge have been vitally important to the successful and ongoing growth of the Company. Mr. Baur's overall compensation for the fiscal year ended June 30, 2000 consisted of base salary, bonus and stock options. In determining Mr. Baur's compensation, the Compensation Committee evaluated Mr. Baur's personal performance, the performance of the Company and Mr. Baur's long-term commitment to the success of and ownership position in the Company.

     Report of Compensation Committee        Steven R. Fischer
                                             James G. Foody


Certain Transactions

     At the fiscal year ended June 30, 2000, Michael L. Baur, Chief Executive Officer and President of the Company, was indebted to the Company under the terms of a loan to him from the Company with a principal balance of $214,477 at an annual interest rate of 6.5%. The principal and accrued interest are due in May 2001.

Performance Graph

     The following graph compares cumulative total shareholder return of the Common Stock over a five-year period with The Nasdaq Stock Market (US) Index and with a Peer Group of companies for the same period. Total shareholder return represents stock price changes and assumes the reinvestment of dividends. The graph assumes the investment of $100 on June 30, 1995.


                                   [GRAPH]


----------------------------------------------------------------------------------------
                               6/30/95   6/30/96   6/30/97   6/30/98   6/30/99   6/30/00
----------------------------------------------------------------------------------------
  SCANSOURCE, INC.            $ 100.00  $ 147.37  $ 151.32  $ 202.63  $ 227.63  $ 409.21
----------------------------------------------------------------------------------------
  NASDAQ MARKET INDEX (US)      100.00    126.93    160.28    266.26    228.90    316.34
----------------------------------------------------------------------------------------
  PEER GROUP*                   100.00    125.88    151.64    201.01    281.68    423.84
----------------------------------------------------------------------------------------

* The members of the Peer Group are Daisytek International Corporation, Ingram Micro, Inc., Symbol Technologies, Inc., Tech Data Corp. and Zebra Technologies Corporation. The returns of each company in the Peer Group have been weighted according to their respective stock market capitalization for purposes of arriving at a Peer Group average.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock at September 30, 2000 of: (i) each person known by the Company to beneficially own five percent or more of the Common Stock; (ii) each director of the Company who beneficially owns Common Stock; (iii) each executive officer who beneficially owns Common Stock; and (iv) all directors and executive officers of the Company, as a group.

                                                                       Shares Beneficially
                                                                             Owned (1)
                                                                     -----------------------
Name                                                                 Number       Percentage
----                                                                 ------       ----------
John Hancock Mutual Life Insurance Company (2).....................  369,600         6.5%
FMR Corp. (3)......................................................  339,580         6.0
Steven H. Owings  (4)..............................................  320,689         5.5
AMVESCAP PLC  (5)..................................................  296,000         5.2
Michael L. Baur  (6)...............................................  112,666         2.0
Jeffery A. Bryson  (7).............................................   45,933          *
James G. Foody  (8)................................................   30,000          *
Steven R. Fischer  (9).............................................   31,000          *
Robert S. McLain, Jr.  (10)........................................   23,534          *
All directors and executive officers as a group (6 persons)........  563,822         9.3

*    Amount represents less than 1.0%.

(1) Applicable percentage of ownership is based upon 5,686,926 shares of Common Stock outstanding. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares shown as beneficially owned. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for computing the shares and percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person or entity. Except as otherwise indicated, the persons or entities listed in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(2) A Schedule 13G filed with the Securities and Exchange Commission reflects that John Hancock Mutual Life Insurance Company is the ultimate parent company of John Hancock Advisors, Inc. which held sole voting and investment power with respect to the indicated shares as of December 31, 1999. The business address of the named shareholder is John Hancock Place, Post Office Box 111, Boston, Massachusetts 02117.

(3) A Schedule 13G filed with the Securities and Exchange Commission reflects that FMR Corp. is the ultimate parent company of a variety of companies engaged in the securities business and was the beneficial owner of the indicated shares as of December 31, 1999, including 211,400 shares as to which sole voting power was held and 339,580 shares as to which sole investment power was held. The business address of the named shareholder is 82 Devonshire Street, Boston, Massachusetts 02109.

(4) Includes 140,832 shares issuable pursuant to currently exercisable stock options granted by the Company. Does not include 34,168 shares issuable pursuant to options granted by the Company which are not currently exercisable. Includes 6,097 shares owned in a trust of which Mr. Owings is the trustee. The business address for the named shareholder is 6 Logue Court, Greenville, South Carolina 29615.

(5) A Schedule 13G filed with the Securities and Exchange Commission reflects that AMVESCAP PLC is the ultimate parent company of a variety of companies engaged in the securities business and was the beneficial owner of the indicated shares as of December 31, 1999. The named shareholder had shared voting and investment power with respect to all of the indicated shares. The business address of the named shareholder is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

(6) Includes 105,047 shares issuable pursuant to currently exercisable options granted by the Company. Does not include 43,334 shares issuable pursuant to options granted by the Company which are not currently exercisable.

(7) Includes 43,433 shares issuable pursuant to currently exercisable options granted by the Company. Does not include 26,667 shares issuable pursuant to options granted by the Company which are not currently exercisable.

(8) Includes 20,000 shares issuable pursuant to currently exercisable options granted by the Company.

(9) Includes 20,000 shares issuable pursuant to currently exercisable options granted by the Company.

(10) Includes 22,999 shares issuable pursuant to currently exercisable options granted by the Company. Does not include 6,501 shares issuable pursuant to options granted by the Company which are not currently exercisable.


Section 16(a) Beneficial Ownership Reporting Requirements

The Company believes that each of its officers and directors complied with all requirements applicable to them during the fiscal year ended June 30, 2000 pursuant to Section 16(a) of the Securities Exchange Act of 1934.


                          ANNUAL REPORT ON FORM 10-K

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2000, which is required to be filed with the Securities and Exchange Commission, will be made available to shareholders to whom this proxy statement is mailed, without charge, upon written request to Mr. Jeffery A. Bryson, Chief Financial Officer, ScanSource, Inc., 6 Logue Court, Greenville, South Carolina 29615.


                                  By order of the Board of Directors,



                                  Steven H. Owings
                                  Chairman of the Board


October 24, 2000

                               SCANSOURCE, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, DECEMBER 7, 2000, AT THE GSP AIRPORT MARRIOTT, 1 PARKWAY EAST, GREENVILLE, SOUTH CAROLINA AT 10:00 A.M. LOCAL TIME.

     The undersigned hereby appoints Michael L. Baur and Jeffery A. Bryson, or any of them acting in the absence of the other, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of the common stock of ScanSource, Inc., a South Carolina corporation, held or owned by the undersigned or standing in the name of the undersigned at the 2000 Annual Meeting of Shareholders of the Company and at any adjournment thereof, and the undersigned hereby instructs said attorneys to vote as follows:

     1. Election of Directors:
        FOR all nominees listed below        WITHHOLD AUTHORITY
        (except as marked to the              to vote as to all nominees
         contrary below)

              [_]                                    [_]

        (This is considered a vote for
        all nominees)


NOTE:   To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

           One-year term:
           --------------
        1. Michael L. Baur
        2. Steven R. Fischer
        3. James G. Foody
        4. Steven H. Owings

     2. Ratification of the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending June 30, 2001.

        FOR  [_]     AGAINST  [_]     ABSTAIN  [_]


     3. In their discretion, upon any other business which may properly come before the meeting or any adjournment thereof.



     DATE
          --------------------         -----------------------------------------


                                       -----------------------------------------
                                       (Please sign exactly as shown on envelope addressed to you. If securities are jointly owned, each should sign. If voting less than all shares held, please so indicate.)

THIS PROXY WILL BE VOTED AS INSTRUCTED. IN THE ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY WILL BE VOTED "FOR" EACH OF THE MATTERS SET FORTH ABOVE, AND THE PROXIES HEREIN NAMED WILL VOTE ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN ACCORDANCE WITH THEIR BEST JUDGMENT.

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